UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2021

USIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3611 Paesanos Parkway, Suite 300, San Antonio, TX	78231
(Address of principal executive offices)	(Zip Code)

(210) 249-4100
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	USIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Attached is the updated investor presentation for certain investor conferences on November 16, 2021. The presentation materials are furnished hereto as Exhibit 99.1.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to its future activities or future events or conditions. These forward-looking statements are identified by the use of words such as “believe,” “expect,” “project,” “anticipate,” “target,” and “launch,” or similar expressions including statements about commercial operations, technology progress, growth and future financial performance of the Company. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company’s business that could cause actual results to vary, including such risks that the Company’s security applications may be insufficient; the Company’s ability to adapt to rapid technological change; adverse effects on the Company’s relationships with Automated Clearing House, bank sponsors and credit card associations; the Company’s ability to comply with federal or state regulations; the Company’s exposure to credit risks, data breaches, fraud or software failures, the uncertainty caused by the pandemic and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2020. One or more of these factors have affected, and in the future could affect, the Company’s businesses and financial results and could cause actual results to differ materially from plans and projections. All forward-looking statements made in the presentation and this report are based on information presently available to the Company’s management. The Company disclaims any obligation to update these forward-looking statements, except as required by law. The presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties service providers. The Company has not independently verified such statistics or data. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date as of which such statement was made.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

99.1*	Investor Presentation as of November 15, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
_____________________________

*
The information filed as Exhibit 99.1 to this Current Report on Form 8-K is being furnished in accordance with Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities imposed by that Section. Such information shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USIO, INC.
Date: November 16, 2021
By: /s/ Louis A. Hoch
Name: Louis A. Hoch
Title: Chief Executive Officer and President